UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2025

Commission File Number:  000-19599

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter.)

South Carolina	57-0425114
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

104 S Main Street
Greenville,	South Carolina	29601
(Address of principal executive offices)
(Zip Code)

(864)	298-9800
(registrant's telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	WRLD	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long-Term Incentive Program

On June 10, 2025, the Compensation and Stock Option Committee (the “Committee”) approved a grant of service-based restricted stock awards (“Restricted Stock”), and service- and performance-based restricted stock awards (“Performance Shares”) under the World Acceptance Corporation 2017 Stock Incentive Plan (the “2017 Plan”) to certain employees, including the Company’s named executive officers.

The Performance Shares shall vest, if at all, based on the achievement of a trailing earnings per share performance target established by the Committee that is based on earnings per share of $18.40 (measured at the end of each calendar quarter, commencing with the calendar quarter ending September 30, 2025) for the previous four calendar quarters. The Performance Shares are eligible to vest over the performance period beginning on July 1, 2025 and ending on March 31, 2027 (the “Performance Share Measurement Period”), following certification by the Committee of achievement and subject to each respective employee’s continued employment at the Company through the last day of the Performance Share Measurement Period or as otherwise provided under the terms of the applicable award agreement or applicable employment agreement.

The Restricted Stock awards will vest in two equal annual installments, beginning on December 1, 2026, subject to each respective employee’s continued employment at the Company through each applicable vesting date or as otherwise provided under the terms of the applicable award agreement or applicable employment agreement.

The Restricted Stock and Performance Share grants as approved by the Committee for the named executive officers are as follows:

Participant	Number of Performance Shares	Number of shares of Restricted Stock
R. Chad Prashad	8,000	28,000
John L. Calmes, Jr.	6,000	16,000
D. Clinton Dyer	3,000	8,000
Luke J. Umstetter	3,000	12,000
A. Lindsay Caulder	1,800	7,200
Jason E. Childers	1,800	7,200
Scott McIntyre	1,800	7,200

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION

By: /s/ John L. Calmes, Jr.
John L. Calmes, Jr.
Executive Vice President and Chief Financial and Strategy Officer
Date:	June 13, 2025
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